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                                                                   Exhibit 10.22

                          LIGHT SCIENCES ONCOLOGY, INC.

                                JOINDER AGREEMENT

     This Joinder Agreement (the "AGREEMENT"), effective as of December 8, 2005 (the "EFFECTIVE DATE"), is entered into by and among Light Sciences Oncology, Inc. a Washington corporation (the "COMPANY"), Scandinavian Life Science Venture Two KB and its affiliated funds (collectively, "SLS"), the holders of shares of the Company's Series A Preferred Stock (the "SERIES A PREFERRED") identified on Exhibit A hereto (the "INVESTORS"), and the other parties identified on Exhibit B hereto (the "OTHER PARTIES").

     WHEREAS, the Investors collectively hold 7,044,989 shares of Series A Preferred purchased pursuant to that certain Series A Preferred Stock Purchase Agreement dated as of October 6, 2005, as amended (the "PURCHASE AGREEMENT");

     WHEREAS, the Investors are also parties to (a) that certain Investors Rights Agreement by and among the Company, the Investors and certain of the Other Parties dated October 6, 2005 (the "RIGHTS AGREEMENT"), (b) that certain Voting Agreement by and among the Company, the Investors and certain of the Other Parties dated October 6, 2005, as amended (the "VOTING AGREEMENT"), and
(c) that certain Right of First Refusal and Co-sale Agreement by and among the Company, Light Sciences Corporation, the Investors and certain of the Other Parties dated October 6, 2005 (the "ROFR AGREEMENT" and together with the Rights Agreement and the Voting Agreement, the "ANCILLARY AGREEMENTS");

     WHEREAS, the Company intends to issue and sell 2.34 million shares of Series A Preferred to SLS pursuant to the Purchase Agreement (the "SLS CLOSING"); and

     WHEREAS, in connection with the SLS Closing, and as a condition to the SLS Closing in accordance with the Purchase Agreement, the Company, the Investors and the Other Parties desire to permit SLS to become a party to the Rights Agreement and the ROFR Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

     1. Upon the purchase of shares of Series A Preferred by SLS as set forth in the Purchase Agreement, and the execution of signature pages to the Purchase Agreement and the Ancillary Agreements by SLS, SLS shall become:

          (a)  an "Investor" under the Rights Agreement; and

          (b)  an "Investor" under the ROFR Agreement;

as if SLS was an original signatory to each agreement as an "Investor."

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     2. The undersigned Investors, who constitute at least 50% of the outstanding shares of Series A Preferred, hereby consent to the issuance of shares of Series A Preferred to SLS pursuant to the Purchase Agreement.

     3. SLS agrees to be bound by the terms and obligations of the Rights Agreement and the ROFR Agreement, including without limitation Section 3.11 of the Rights Agreement which provides for a "market stand off" period of at least 180 days in the event of the Company's initial public offering, as if SLS was an original signatory to each as an "Investor," as such agreements may be amended from time to time.

     4. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction).

     6. In all respects not inconsistent with the terms and provisions of this Agreement, the Ancillary Agreements are hereby ratified, adopted, approved and confirmed.

     7. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement, and of the Rights Agreement and the ROFR Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                                      * * *


                                       -2-

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     IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement on the date first written above.

                                        LIGHT SCIENCES ONCOLOGY, INC.


                                        By: /s/ Llew Keltner
                                            ------------------------------------
                                        Its: Chief Executive Officer


                                        LIGHT SCIENCES CORPORATION


                                        By: /s/ Albert Luderer
                                            ------------------------------------
                                        Its: Chief Executive Officer


                                        ESSEX WOODLANDS HEALTH
                                        VENTURES FUND VI, L.P.

                                        By: Essex Woodlands Health Ventures VI,
                                            L.P.
                                        Its: General Partner


                                        By: Essex Woodlands Health Ventures VI,
                                            L.L.C.
                                        Its: General Partner


                                        By: /s. Jeff Himawan
                                            ------------------------------------
                                            Dr. Jeff Himawan, Managing Director


                                        ADAMS STREET V, L.P.

                                        By: Adams Street Partners, LLC
                                        Its: General Partner


                                        By: /s/ Craig Taylor
                                            ------------------------------------
                                            Craig S. Taylor, Ph.D., Partner

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                                        CHINA DEVELOPMENT
                                        INDUSTRIAL BANK, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        /s/ Edward Avedisian
                                        ----------------------------------------
                                        EDWARD AVEDISIAN


                                        /s/ Hsiu-Chuan Lee
                                        ----------------------------------------
                                        HSIU-CHUAN LEE


                                        /s/ Craig M. Watjen
                                        ----------------------------------------
                                        CRAIG M. WATJEN


                                        /s/ James Chen
                                        ----------------------------------------
                                        JAMES CHEN



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                                        JOHNSON & JOHNSON
                                        DEVELOPMENT CORPORATION


                                        ----------------------------------------
                                        Roger Guidi, Vice President

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                                        SCANDINAVIAN LIFE SCIENCE VENTURE TWO KB


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL TWO KB


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL II K/S


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner



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                                    EXHIBIT A

                                    INVESTORS

Essex Woodlands Health Ventures Fund VI, L.P.

Craig M. Watjen

Adams Street V, L.P.

China Development Industrial Bank, Inc.

Edward Avedisian

Hsiu-Chuan Lee

Johnson & Johnson Development Corporation



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                                    EXHIBIT B

                                  OTHER PARTIES

Light Sciences Corporation

Craig Watjen

James Chen